Supplement to the
Spartan® Index Funds Spartan Small Cap Index Fund
Institutional Class and Fidelity Advantage® Institutional Class
June 29, 2015
Summary Prospectus

Effective June 14, 2016, Spartan Small Cap Index Fund will be renamed Fidelity® Small Cap Index Fund. Effective June 14, 2016, Fidelity Advantage Institutional Class will be renamed Institutional Premium Class.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Average Annual Returns."

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Institutional Class are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Life of classA
Institutional Class - Return Before Taxes	-4.26%	13.74%
Return After Taxes on Distributions	-5.31%	12.84%
Return After Taxes on Distributions and Sale of Fund Shares	-1.84%	10.75%
Fidelity Institutional Premium Class - Return Before Taxes	-4.24%	13.77%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-4.41%	13.64%

A From September 8, 2011.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional.

SCX-I-SCX-AI-SUM-16-02  June 14, 2016
1.9870407.101

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Initial Purchase Minimum - Institutional Class	$5 million
Initial Purchase Minimum - Institutional Premium Class	$100 million

The fund may waive or lower purchase minimums in other circumstances.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Tax Information".

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).